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                                                                    EXHIBIT 99.6




                                PLEDGE AGREEMENT

                          DATED AS OF JANUARY 30, 1998

                                      AMONG

                             BROOKE (OVERSEAS) LTD.

                                       AND

                             BANKERS TRUST COMPANY,
                               AS COLLATERAL AGENT
                             FOR THE HOLDERS OF THE

                 11.50% SERIES B SENIOR SECURED NOTES DUE 1999,

                                       AND

              VARIABLE RATE SERIES C SENIOR SECURED NOTES DUE 1999


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                                TABLE OF CONTENTS

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                                                                                                 PAGE
                                                                                                 ----

         ARTICLE I


              SECURITY INTERESTS................................................................. 2
         1.1  Grant of Security Interest......................................................... 2
         1.2  Substitution of Pledged Stock...................................................... 2
         1.3  Substitution of Cash Collateral.................................................... 2

         ARTICLE II

              GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.................................. 3
         2.1  Necessary Filings.................................................................. 3
         2.2  No Liens........................................................................... 3
         2.3  Financing Statements............................................................... 3
         2.4  Chief Executive Office............................................................. 4
         2.5  Intercompany Indebtedness.......................................................... 4
         2.6  Delivery of Notice of Pledge of Shares; New Russian Entity......................... 4
         2.7  Ownership of Liggett-Ducat; New Russian Entity..................................... 4

         ARTICLE III

              PROVISIONS CONCERNING COLLATERAL................................................... 5
         3.1  Protection of Collateral Agent's Security.......................................... 5
         3.2  Stock Collateral................................................................... 5
         3.3  Anti-Dilution...................................................................... 5
         3.4  Further Action..................................................................... 5
         3.5  Power of Attorney.................................................................. 6
         3.6  Confirmation of Release of Lien; Termination of Lien............................... 6

         ARTICLE IV

              REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT....................................... 6
         4.1  Remedies; Obtaining the Collateral Upon Default.................................... 6
         4.2  Remedies; Disposition of the Collateral............................................ 7
         4.3  Remedies; Registration Rights...................................................... 8
         4.4  Proceeds Cash Collateral Account................................................... 8
         4.5  Waiver of Claims................................................................... 8
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         4.6  Application of Proceeds...........................................................  9
         4.7  Remedies Cumulative............................................................... 10
         4.8  Discontinuance of Proceedings..................................................... 10

         ARTICLE V

              INDEMNITY......................................................................... 11
         5.1  Indemnity......................................................................... 11
         5.2  Indemnity Obligations Secured by Collateral; Survival............................. 12
         5.3  Action Contrary to Directions..................................................... 12

         ARTICLE VI

              DEFINITIONS....................................................................... 13
         6.1  Definitions....................................................................... 13

         ARTICLE VII

              MISCELLANEOUS..................................................................... 15
         7.1  Notices........................................................................... 15
         7.2  Collateral Agent; Additional Collateral Agents.................................... 15
         7.3  Waiver; Amendment................................................................. 17
         7.4  Obligations Absolute.............................................................. 17
         7.5  Successors........................................................................ 17
         7.6  Headings Descriptive.............................................................. 18
         7.7  Severability...................................................................... 18
         7.8  Governing Law..................................................................... 18
         7.9  Pledgor's Duties.................................................................. 18
         7.10 Duplicate Originals............................................................... 18
         7.11 Non-Recourse Liability............................................................ 18
         7.12 Arbitration....................................................................... 19

APPENDIX A TO PLEDGE AGREEMENT..................................................................  1
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                                PLEDGE AGREEMENT
                                ----------------

                  PLEDGE AGREEMENT, dated as of January 30, 1998, by and between BROOKE (OVERSEAS) LTD., a Delaware corporation (together with its successors and assigns, the "PLEDGOR") and BANKERS TRUST COMPANY, acting not in its individual capacity but solely as collateral agent hereunder (in such capacity, and together with any successors in such capacity, the "COLLATERAL AGENT").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, LIGGETT GROUP INC., a Delaware corporation (together with its successors and assigns, the "ISSUER") and EVE HOLDINGS INC., a Delaware corporation, as a guarantor thereunder (the "GUARANTOR") have entered into an Indenture dated as of February 14, 1992 (as at any time amended or supplemented or otherwise modified, the "INDENTURE"; capitalized terms defined in the Indenture and not otherwise defined herein being used as defined therein) with Bankers Trust Company, acting not in its individual capacity,but solely as trustee thereunder (in such capacity, the "TRUSTEE"), providing for, INTER ALIA, the issuance by the Issuer of 11.50% Series A Senior Secured Notes Due 1999 (the "SERIES A NOTES"), 11.50% Series B Senior Secured Notes Due 1999 (the "SERIES B NOTES") and Variable Rate Series C Senior Secured Notes Due 1999 (the "SERIES C NOTES" and, together with the Series A Notes and the Series B Notes, the "NOTES");

                  WHEREAS, in connection with the formation of a joint venture or other entity (the "NEW RUSSIAN ENTITY") to finance the construction of a new tobacco factory in Russia by Liggett-Ducat Limited, a Russian joint stock company ("LIGGETT-DUCAT"), the Issuer intends to transfer its approximately 19.97% ownership interest in, and options to acquire additional shares of, Capital Stock of Liggett-Ducat (the "LIGGETT-DUCAT SALE") to the Pledgor, which interest is subject to the Lien of the Collateral Agent; and

                  WHEREAS, the Issuer desires to amend the Senior Secured Notes and the Indenture to, among other things, allow the Liggett-Ducat Sale and extend the date of the February 1, 1998 mandatory redemption of $37,500,000 aggregate principal amount of Senior Secured Notes, required pursuant to paragraph 2(b)(ii) of the Senior Secured Notes; and

                  WHEREAS, in order to induce the Requisite Holders to consent to the Second Supplemental Indenture and Amendment to Series B and Series C Senior Secured Notes, the

Pledgor has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined), as provided for herein.

                  NOW, THEREFORE, in consideration of the premises and other benefits to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties and hereby covenants and agrees as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1 GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due of the Obligations, the Pledgor does hereby grant to the Collateral Agent for the ratable benefit of the Secured Creditors a continuing interest in all of the right, title and interest of the Pledgor in, to and under the Pledged Stock.

                  1.2 SUBSTITUTION OF PLEDGED STOCK. In connection with the formation of the New Russian Entity, the Pledgor will contribute all of its interest in Liggett-Ducat, including the Pledged Stock, to the New Russian Entity in exchange for an ownership interest in the New Russian Entity. Upon the formation of the New Russian Entity and the contribution of the Pledged Stock thereto, the Collateral Agent agrees that the Pledged Stock shall be released by the Collateral Agent contemporaneously with the Pledgor's pledge and deposit of interests of the Pledgor in the New Russian Entity in an amount not less than 16% of the total interests in the New Russian Entity, which interest shall constitute the Pledged Stock thereafter.

                  1.3 SUBSTITUTION OF CASH COLLATERAL. The Pledgor may, upon the occurrence of an Event of Default and a demand for registration pursuant to
Section 4.3, substitute for the Pledged Stock cash collateral in an amount equal to the fair market value of the Pledged Stock determined as follows (any such determination, an "APPRAISAL"):

         (a) The Pledgor shall retain, at its own expense, an appraiser (the "PLEDGOR'S APPRAISER") who shall assign a fair market value to the Pledged Stock. If the Collateral Agent is notified by the Requisite Holders that they agree with the fair market value determined by the Pledgor's Appraiser, such market value shall be deemed conclusive.

         (b) In the event that the Collateral Agent is notified by the Requisite Holders that they do not agree with the fair market value determined by the Pledgor's Appraiser, the Collateral Agent shall retain, at the sole expense of the Pledgor an appraiser (the



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

                  "COLLATERAL AGENT'S APPRAISER") who shall assign a fair market value to the Pledged Stock. In the event that the fair market value determined by the Collateral Agent's Appraiser differs from the previously assessed fair market value by a margin of 15% or less, the fair market value of the Pledged Stock shall be deemed to be the average of the two appraisals.

         (c) In the event that the fair market value determined by the Collateral Agent's Appraiser differs from the previously assessed fair market value by a margin of greater than 15%, then the Pledgor's Appraiser and the Collateral Agent's Appraiser shall retain, at the sole expense of the Pledgor, a third appraiser whose determination of the fair market value of the Pledged Stock shall be conclusive.

                  Upon the Collateral Agent's receipt of cash collateral in the amount of the fair market value of the Pledged Stock as determined above, the Collateral Agent shall release the Pledged Stock to the Pledgor without any further action being required by the Pledgor. The cash collateral shall be deposited in the Proceeds Cash Collateral Account and maintained therein in accordance with Section 4.4.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  The Pledgor represents, warrants and covenants, as follows:

                  2.1 NECESSARY FILINGS. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Pledgor to the Collateral Agent hereby in respect of the Collateral of the Pledgor have been accomplished and upon delivery of the Pledged Stock to the Collateral Agent, the security interest granted to the Collateral Agent pursuant to this Pledge Agreement in and to the Collateral constitutes a perfected security interest therein superior and prior to the rights of all other Persons and subject to no Liens (other than restrictions not affecting the perfection or priority of the Lien of the Collateral Agent).

                  2.2 NO LIENS. The Pledgor is the owner of all the Collateral free from any Lien (other than restrictions not affecting the perfection or priority of the Lien of the Collateral Agent), and the Pledgor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.



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                  2.3 FINANCING STATEMENTS. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral of the Pledgor in the jurisdictions in which the Collateral is located and so long as the Obligations remain unpaid, the Pledgor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to such Collateral except financing statements (or similar statement or instrument of registration under the law of any jurisdiction) filed or to be filed in respect of and covering the security interests granted hereby by the Pledgor.

                  2.4 CHIEF EXECUTIVE OFFICE. The chief executive office of the Pledgor is located at 100 S.E. Second Street, 32nd Floor, Miami, Florida, 33131. The Pledgor will not move its chief executive office until (a) it shall have given to the Collateral Agent not less than thirty (30) days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (b) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby (including the priority thereof) at all times fully perfected and in full force and effect (except with respect to Collateral in which a security interest may not be perfected by filings or as to which filings are not necessary to achieve perfection).

                  2.5 INTERCOMPANY INDEBTEDNESS. As of the date hereof, Liggett-Ducat has no outstanding Indebtedness to the Pledgor, BGL or BGLS.

                  2.6 DELIVERY OF NOTICE OF PLEDGE OF STOCK; NEW RUSSIAN ENTITY. As soon as is practicable following the execution of this Agreement the Pledgor shall (i) deliver notice to Liggett-Ducat, substantially in the form set forth in Annex 2 hereof, of the Lien on the Pledged Stock granted hereby and (ii) cause Liggett-Ducat to deliver to the Collateral Agent a confirmation of such notice, substantially in the form set forth in Annex 3 hereof.

                  2.7 OWNERSHIP OF LIGGETT-DUCAT; RUSSIAN ENTITY. It owns more than 50% of the Capital Stock of Liggett-Ducat and covenants that it shall continue to own more than 50% of such Capital Stock or, in the event of a substitution of interests in the New Russian Entity under Section 1.2 hereof, shall own and shall continue to own more than 50% of all outstanding interests in the New Russian Entity. Upon such a substitution, all references herein to "Liggett-Ducat" shall be deemed to refer to the New Russian Entity and Secured Creditors shall have all the rights and remedies with respect to such interests as are conferred hereunder with respect to the Capital Stock of Liggett-Ducat.



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                                   ARTICLE III

                        PROVISIONS CONCERNING COLLATERAL

                  3.1 PROTECTION OF COLLATERIAL AGENT'S SECURITY. The Pledgor will do nothing to, and use its best efforts to not permit any other Person to, impair the rights of the Collateral Agent and the Secured Creditors in the Collateral.

                  3.2 STOCK COLLATERIAL. The Pledgor shall deliver to the Collateral Agent for the benefit of the Secured Creditors, certificates representing the Pledged Stock with appropriate stock power or assignment, duly executed in blank. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Stock and the Collateral Agent shall execute and deliver to the Pledgor, at the expense of the Pledgor, all such proxies, powers of attorney, dividend and other payment orders, and all such instruments, without recourse, as the Pledgor may reasonably request for the purpose of enabling the Pledgor or its designees to exercise the rights and powers which it is entitled to exercise pursuant to this Section 3.2. Unless and until an Event of Default has occurred and is continuing (and provided that the rights of the Collateral Agent and the Secured Creditors shall not be impaired by any of the following actions) the Pledgor shall be entitled to receive and retain any dividends and other distributions on or in respect of the Pledged Stock paid in cash. If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Collateral Agent exercises any available right to declare any Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Pledge Agreement, all dividends and other distributions on or in respect of the Pledged Stock shall be paid directly to the Collateral Agent, subject to the terms of this Pledge Agreement, and if the Collateral Agent shall so request in writing, the Pledgor agrees to execute and deliver to the Collateral Agent appropriate additional dividends, distributions and other payment orders and documents to that end, PROVIDED that if such Event of Default is cured, any such dividend or distribution or principal or interest theretofore paid to the Collateral Agent shall, upon request of the Pledgor (except to the extent theretofore applied to the Obligations), be returned by the Collateral Agent to the Pledgor.

                  3.3 ANTI-DILUTION. Upon the occurrence of any event as a result of which the interest pledged to the Collateral Agent in Liggett-Ducat or the New Russian Entity, as applicable, would constitute less than 16% of the outstanding equity of such entity, the Pledgor shall cause such entity to take such actions such that at all times the Pledged Stock shall constitute 16% of the outstanding equity of such entity.




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

                  3.4 FURTHER ACTION. The Pledgor will, at its own expense, make, execute, endorse, acknowledge, file or deliver to the Collateral Agent from time to time such lists and descriptions of its Collateral, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral (including the priority thereof).

                  3.5 POWER OF ATTORNEY. The Pledgor hereby constitutes and appoints the Collateral Agent its true and lawful attorney-in-fact, to the fullest extent permitted by applicable law, irrevocably, with full power (in the name of the Pledgor or otherwise) after the occurrence and during the continuance of an Event of Default to take any action and to execute any instrument which is reasonably necessary to accomplish the purposes of this Pledge Agreement, including, without limitation, to protect, maintain, and preserve the Collateral, and (a) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Pledgor under or arising out of the Collateral, (b) to endorse any checks or other instruments (including any instruments necessary to accomplish the assignment of all or any right, title or interest in all or any part of the Collateral to the Collateral Agent to the full extent permitted by law) or orders in connection with clause (a) above, and (c) to file any claims or take any action or institute any proceedings which the Collateral Agent acting on the written instructions of the Requisite Holders may deem to be necessary or advisable in connection with the security interest granted hereby, which appointment as attorney-in-fact is coupled with an interest.

                  3.6 CONFIRMATION OF REALESE OF LIEN; TERMIANTION OF LIEN. At such time as the Obligations are paid in full, the security interest granted to the Collateral Agent pursuant to this Pledge Agreement in and to the Collateral shall terminate, and the Collateral Agent, at the Pledgor's expense, will, at the request of the Pledgor, confirm the termination of such security interest and the release of the Collateral from the Lien of this Pledge Agreement. The Collateral Agent, at the request and expense of the Pledgor, will execute and deliver to the Pledgor the proper instruments (including, without limitation, Uniform Commercial Code termination statements on form UCC-3) acknowledging the termination of the security interest created by this Pledge Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) the Collateral affected by such termination.




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                                   ARTICLE IV

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

                  4.1 REMEDIES; OBTAINING THE COLLATERIAL UPON DEFAULT. The Pledgor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent may, and upon written instruction from the Requisite Holders, the Collateral Agent shall:

                  (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof not then in possession of the Collateral Agent, from the Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Pledgor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Pledgor;

                  (b) instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment or render any performance required by the terms of such instrument or agreement directly to the Collateral Agent or its designees;

                  (c) withdraw all monies, securities and instruments held by the Collateral Agent for the benefit of the Collateral Agent and the Secured Creditors for application to the Obligations;

                  (d) sell or otherwise liquidate, or direct the Pledgor to sell or otherwise liquidate, any or all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                  (e) take possession of the Collateral or any part thereof that is not then in the possession of the Collateral Agent, by directing the Pledgor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent that are reasonably convenient to both parties, in which event the Pledgor shall at its own expense, it being understood that the Pledgor's obligation so to deliver the Collateral is of the essence of this Pledge Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Pledgor of said obligation.

Any other remedies provided in this Pledge Agreement are in addition to those provided herein.



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

                  4.2. REMEDIES; DISPOSITION OF THE COLLATERIAL. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 4.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may (if any Event of Default shall have occurred and be continuing) be sold or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than ten (10) days' written notice to the Pledgor specifying the time at which such disposition is to be made. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than ten (10) days written notice to the Pledgor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than ten (10) days prior thereto in two newspapers in general circulation in the City of New York and in any other appropriate publication as provided in the Uniform Commercial Code. All expenses incurred by the Collateral Agent in connection with such disposition shall be for the account of the Pledgor, shall be repaid to the Collateral Agent upon request therefor and shall constitute part of the Obligations secured by this Pledge Agreement. To the extent permitted by any requirement of law, the Collateral Agent or any Secured Creditor may itself bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section
4.2 without accountability to the Pledgor (except to the extent of surplus money received as provided in Section 4.6). If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Pledgor as hereinabove specified, the Collateral Agent need give the Pledgor any such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

                  4.3 REMEDIES; REGISTRATION RIGHTS. In addition to the remedies set forth above, but subject to Section 1.3, upon the occurrence of an Event of Default, the Collateral Agent at the direction of the Requisite Holders shall be entitled to direct the Pledgor to cause Liggett-Ducat or the New Russian Entity, as applicable, to register the sale of the Pledged Stock on the terms set forth in Appendix A hereto. In connection with the consummation of an offering in connection with such registration, the Collateral Agent will release its Lien upon the Pledged Stock, the Lien of the Collateral Agent shall attach to the proceeds of such offering and such proceeds shall be applied in accordance herewith.

                  4.4 PROCEEDS CASH COLLATERIAL ACCOUNT. The Collateral Agent shall establish a special account at Bankers Trust Company in the name of the Collateral Agent (the "PROCEEDS

CASH COLLATERAL ACCOUNT") into which the Collateral Agent shall deposit the proceeds of any Collateral obtained pursuant to Section 1.3, Section 4.1 or
Section 4.3 or disposed of pursuant to Section 4.2. The amounts deposited in the Proceeds Cash Collateral Account may be invested by the Collateral Agent in Permitted Investments. The amounts deposited in the Proceeds Cash Collateral Account shall be applied as set forth in Section 4.6.

                  4.5 WAIVER OF CLAIMS. Except as otherwise provided in this Pledge Agreement, THE PLEDGOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Pledgor hereby further waives:

                      (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

                      (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                      (c) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Pledge Agreement or the absolute sale of the Collateral or any portion thereof, and the Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

                  Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against the Pledgor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Pledgor.

                  4.6 APPLICATION OF PROCEEDS. The proceeds of any Collateral obtained pursuant to Section 1.3, Section 4.1 or Section 4.3 or disposed of pursuant to Section 4.2 and any other monies held by the Collateral Agent under the provisions of this Pledge Agreement, shall be applied by the Collateral Agent, as follows:



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

                      (a) first, to the payment of any and all reasonable costs, expenses and fees (including reasonable attorneys' fees) incurred by the Collateral Agent in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of the Collateral and any and all amounts incurred by the Collateral Agent in connection therewith or payable to the Trustee under Section 7.07 of the Indenture;

                      (b) next, any surplus then remaining to the payment of so much of the Obligations under the Notes as constitutes accrued and unpaid interest on the Notes to be paid by the Collateral Agent ratably according to the amounts of such interest owing in respect of the Notes; and

                      (c) next, any surplus then remaining to the payment of so much of Obligations as constitute unpaid principal of and premium, if any, on the Notes then due and payable, to be paid by the Collateral Agent ratably according to the amounts of such principal of, and premium, if any, owing in respect of the Notes; and

                      (d) next, any surplus then remaining to the payment of any other Obligations remaining unpaid and then due and payable, to be paid ratably by the Collateral Agent according to the amounts of such Obligations owing to the Secured Creditors; and

                      (e) next, any surplus then remaining shall be paid to the Pledgor.

                  4.7 REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Trustee under the Indenture or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Event of Default or an acquiescence therein. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable costs and expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

                  4.8 DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Pledge Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Pledgor, the Collateral Agent and each Secured Creditor shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Pledge Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                    ARTICLE V

                                    INDEMNITY

 .                 5.1  INDEMNITY

                  (a) The Pledgor agrees to indemnify, reimburse and hold the Collateral Agent and its respective successors, assigns, employees and agents, officers and directors and each person who controls the Collateral Agent (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) (hereinafter in this Section 5.1 referred to individually as "INDEMNITEE", and collectively as "INDEMNITEES") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 5.1 the foregoing are collectively called "EXPENSES") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Pledge Agreement or the documents executed in connection herewith or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the ownership, purchase, delivery, acceptance, possession, sale or other disposition of the Collateral, or contract claim excluding those arising from the gross negligence or willful misconduct of any Indemnitee making a claim and those claims that are not related in any way to the property or actions of the Pledgor. The Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, the Pledgor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Pledgor of any such assertion of which such Indemnitee has received written notice; provided, however, that any failure to so notify the Pledgor shall not relieve the Pledgor of its obligations hereunder.

                  (b) Without limiting the application of Section 5.1(a), the Pledgor agrees to pay, or reimburse the Collateral Agent for, any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of Liens upon or in respect of the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral Agent's interest in the Collateral, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 5.1(a) or (b), the Pledgor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Pledgor in this Pledge Agreement or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Pledge Agreement.

                  (d) If and to the extent that the obligations of the Pledgor under this Section 5.1 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  5.2 INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Pledgor contained in this Article V shall continue in full force and effect notwithstanding the full payment of the Notes and all of the other Obligations and notwithstanding the discharge thereof, and the resignation or removal of the Collateral Agent.

                  5.3 ACTION CONTRARY TO DIRECTIONS. The Collateral Agent may refuse to follow any direction from the Secured Creditors that conflicts with law or this Pledge Agreement, that the Collateral Agent, in its sole discretion, determines may be unduly prejudicial to the rights of a Secured Creditor, that may involve the Collateral Agent in personal liability or if the Collateral Agent determines that it does not have adequate indemnification against any costs, losses or expenses in connection with such action; PROVIDED that, in such case, the Collateral Agent may request adequate indemnification from the Secured Creditors. Notwithstanding the foregoing, the Collateral Agent may take any other action deemed proper by the Collateral Agent which is not inconsistent with any such direction.

                                   ARTICLE VI

                                   DEFINITIONS

                  6.1 DEFINITIONS. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "ADDITIONAL COLLATERAL AGENT" shall have the meaning provided in Section 7.2(b).

                  "APPRAISAL" shall have the meaning provided in Section 1.3.

                  "BGL" shall mean Brooke Group Ltd., a Delaware corporation.

                  "BGLS" shall mean BGLS Inc., a Delaware corporation.

                  "COLLATERAL" shall mean individually or collectively, as the case may be, the Pledged Stock and the proceeds thereof.

                  "COLLATERAL AGENT'S APPRAISER" shall have the meaning provided in Section 1.3.

                  "INDEMNITEE" shall have the meaning provided in Section 5.1.

                  "INDENTURE" shall have the meaning provided in the second paragraph of this Pledge Agreement.

                  "INSTRUMENT" shall have the meaning assigned that term under the Uniform Commercial Code.

                  "LIGGETT-DUCAT" shall mean Liggett-Ducat Limited, a joint stock company registered in the Russian Federation and having the postal address: 6, Gasheka Street, Moscow, 123047, Russian Federation.

                  "NEW RUSSIAN ENTITY" shall have the meaning provided in the Recitals hereof.

                  "OBLIGATIONS" means (a) all Indebtedness, obligations, and liabilities of the Issuer to the Trustee, the Collateral Agent, or any Secured Creditor, in each case, under the Indenture, the Mortgages, the Notes, and any other documents or instruments executed and delivered in connection therewith; (b) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (c) all obligations and liabilities of the Pledgor to any Indemnitee pursuant to Section 5.1; and (d) in the event of any proceeding for the collection or enforcement of any Indebtedness, obligations, or liabilities of the Pledgor referred to in clause (b), the reasonable costs and expenses of retaking, holding, preparing for sale, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder with respect to the Collateral, together with reasonable attorneys' fees and court costs.

                      "PLEDGE AGREEMENT" means this Pledge Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

                      "PLEDGED STOCK" means the 112,160 shares, more fully described on Annex 1 hereof, and such additional number of shares as shall be included pursuant to Section 3.3, held by the Pledgor of Liggett-Ducat, together with in each case the certificates evidencing the same, PROVIDED THAT upon the substitution of shares in the New Russian Entity referenced in Section 1.2, "Pledged Stock" shall mean the shares substituted in lieu of the currently pledged stock of Liggett-Ducat.

                      "PLEDGOR'S APPRAISER" shall have the meaning provided in
         Section 1.3.

                      "PROCEEDS" means any "proceeds", as such term is defined under the Uniform Commercial Code and, in any event, shall include, but shall not be limited to, (a) any and all proceeds of any indemnity, warranty or guaranty payable to the Collateral Agent or the Pledgor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any confiscation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                      "SECURED CREDITORS" means the Holders.

                      "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code, as in effect in the State of New York or any other jurisdiction relevant to the disposition of Collateral from time to time.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  7.1 NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Pledge Agreement, when deposited in the mail, first class postage pre-paid and addressed to such party at its address set forth on the signature pages attached hereto.

                  7.2  COLLATERAL AGENT; ADDITIONAL COLLATERAL AGENTS.
                       -----------------------------------------------

                  (a) The Collateral Agent shall act or be required to act only in accordance with the Indenture, the Security Agreement and this Pledge Agreement. At any time that the Trustee and the Collateral Agent are the same, neither shall be required to issue instructions or notices to the other in carrying out its respective duties hereunder and under the Indenture.

                  (b) Whenever the Collateral Agent shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to the Collateral or in the event that the Collateral Agent shall have been requested to do so by the Requisite Holders, the Requisite Holders shall, within 30 days of receipt of written notice from the Collateral Agent, take such action as may be necessary or proper to retain another bank or trust company, or one or more Persons approved by the Pledgor, either to act as an additional collateral agent of all or any part of the Collateral, jointly with the Collateral Agent, or to act as a separate collateral agent or trustee of all or any part of the Collateral (any such additional or separate agent or trustee being herein called an "ADDITIONAL COLLATERAL AGENT"), in any such case with such powers as may be granted pursuant to such action, and to vest in such bank, trust company or Person as an Additional Collateral Agent any property, title, right or power of the Collateral Agent deemed necessary or advisable by the Collateral Agent, subject to the remaining provisions of this Section 7.2. The Collateral Agent may execute, deliver and perform any deed, conveyance, assignment or other instrument in writing as may be required by any Additional Collateral Agent for more fully and certainly vesting in and confirming to it, him or her any property, title, right or power which by the terms of such agreement supplemental hereto are expressed to be conveyed or conferred to or upon such Additional Collateral Agent.

                  (c) Every Additional Collateral Agent shall, to the extent permitted by law, be appointed and act, and the Collateral Agent shall act, subject to the following provisions and conditions:

                         (i) all powers, duties, obligations and rights conferred upon the Collateral Agent in respect of the receipt, custody, investment and payment of moneys, shall be exercised solely by the Collateral Agent;

                         (ii) all other rights, powers, duties and obligations conferred or imposed upon the Collateral Agent shall be conferred or imposed upon and exercised or performed by the Collateral Agent, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Collateral Agent shall be incompetent or unqualified to perform such act or acts singly, in which event such rights, powers, duties and obligations (including the holding of title to any part of the Collateral in any such jurisdiction) shall be exercised and performed by such Additional Collateral Agent and the Collateral Agent jointly, except to the extent that under any such law, the Collateral Agent shall be incompetent or unqualified to perform such acts jointly, in which event such rights, powers, duties and obligations shall be exercised and performed by such Additional Collateral Agent;

                         (iii) no power hereby given to, or with respect to which it is hereby provided may be exercised by, any such Additional Collateral Agent shall be exercised hereunder by such Additional Collateral Agent except jointly with, or with the consent of, the Collateral Agent; and

                         (iv) neither the Collateral Agent nor any Additional Collateral Agent shall be personally liable by reason of any act or omission of any other of the foregoing hereunder.

If, at any time, the Collateral Agent shall deem it no longer necessary or prudent in order to conform to any such law or take any such action, or in the event that the Collateral Agent shall have been requested to do so in writing by the Requisite Holders, the Collateral Agent shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to remove any Additional Collateral Agent.

                  (d) In case any such Additional Collateral Agent shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such Additional Collateral Agent, so far as permitted by law, shall vest in and be exercised by the Collateral Agent, without the appointment of a new successor to such Additional Collateral Agent unless and until a successor is appointed in the manner hereinbefore provided.

                  (e) Any request, approval or consent in writing by the Collateral Agent to any Additional Collateral Agent shall be sufficient warrant to such Additional Collateral Agent to take such action as may be so requested, approved or consented.

                  (f) Each Additional Collateral Agent appointed pursuant to this Section 7.2 shall be subject to, and shall have the benefits of this Agreement, insofar as they apply to the Collateral Agent.

                  (g) Nothing in this Agreement shall require the Collateral Agent to subject itself to the jurisdiction of a non-United States court or governmental authority or enforce remedies or take any action outside the United States.

                  7.3 WAIVER; AMENDMENT. No delay on the part of the Collateral Agent in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. The terms and conditions of this Pledge Agreement may be changed, waived, modified or varied only as provided in Article 9 of the Indenture. The consent of any Additional Collateral Agent shall not be required to effect any change, waiver or modification of any of the provisions of this Pledge Agreement other than the provisions of Section 7.2(b) through (f) hereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand.

                  7.4 OBLIGATIONS ABSOLUTE. The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledgor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of the Indenture except as specifically set forth in a waiver granted pursuant to the restrictions of Section 7.3 hereof; or (c) any amendment to or modification of any agreement or any security for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Collateral Agent herein provided are cumulative and not exclusive of any rights or remedies which the Collateral Agent would otherwise have.

                  7.5 SUCCESSORS. All agreements of the Pledgor in this Pledge Agreement shall bind its successors. All agreements of the Collateral Agent in this Pledge Agreement shall bind its successors.

                  7.6 HEADINGS DESCRIPTIVE. The headings of the several sections of this Pledge Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

                  7.7 SEVERABILITY. In case any provision in this Pledge Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Secured Creditor shall have no claim therefor against any party hereto.

                  7.8 GOVERNING LAW. This Pledge Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York without regard to principles of conflicts of law, except to the extent that perfection of the security interest granted by this Pledge Agreement is governed by a jurisdiction other than the State of New York.

                  7.9 PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Pledge Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Pledgor under or with respect to any of the Collateral.

                  7.10 DUPLICATE ORIGINALS. All parties may sign any number of copies of this Pledge Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

                  7.11 NON-RECOURSE LIABILITY. Except with respect to the Collateral Agent which shall be entitled to full and unrestricted indemnifications by the Pledgor hereunder, notwithstanding anything contained in this Pledge Agreement to the contrary, satisfaction of the Obligations with respect to the Pledgor shall be had solely from the Pledged Stock. Except with respect to indemnification of the Collateral Agent as set forth immediately above, the liability of the Pledgor with respect to the Obligations is limited to the Pledged Stock, and no recourse shall be had in the event of any nonperformance by the Issuer of the Obligations to (a) any assets or properties of the Pledgor other than its interest in the Pledged Stock or (b) the Pledgor or any of the officers, directors, employees, incorporators or stockholders of the Pledgor. No judgment for any deficiency upon the Obligations shall be obtainable by the Collateral Agent against the Pledgor or any incorporator, stockholder, officer, employee or director, past, present or future, of the Pledgor or of any predecessor or successor of the Pledgor.

                  7.12 ARBITRATION. The Pledgor hereby agrees that, to the extent required under Russian law to enable the Pledgee to enforce a judgement in Russia, any dispute hereunder shall be submitted to binding arbitration conducted in accordance with the rules and regulations of the American Arbitration Association.

                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                    BROOKE (OVERSEAS) LTD.


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     Address for notices:

                                        Brooke (Overseas) Ltd.
                                        100 S.E. Second Street
                                        32nd Floor
                                        Miami, Florida  33131


                                     BANKERS TRUST COMPANY,
                                        as Collateral Agent


                                     By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                     Address for notices:

                                        Bankers Trust Company,
                                        as Collateral Agent
                                        Corporate Trust and Agency Services
                                        Four Albany Street, 4th Floor
                                        New York, New York  10006
                                        Attention:  Corporate Market Services

                         APPENDIX A TO PLEDGE AGREEMENT
                                      II.
                              DEFINITIONS AND USAGE

                  II. A. Definitions. Capitalized terms used but not defined herein, shall have the meanings assigned to such terms in the Pledge Agreement, including by reference therein. As used in this Appendix, the following terms shall have the following meanings:

                  "Effective Date" has the meaning set forth in Section 2.1.

                  "Effectiveness Period" has the meaning set forth in Section
                  2.2.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Losses" has the meaning set forth in Section 4.1.

                  "Preliminary Prospectus" means any preliminary prospectus that may be included in any Registration Statement.

                  "Prospectus" means the prospectus included in or related to any Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means collectively the Pledged Stock. However, a share of Pledged Stock will cease to be a Registrable Security when (i) such share of Pledged Stock is sold in an open market transaction or in an underwritten public offering, (ii) such share of Pledged Stock is sold to any person other than an "affiliate" of Liggett-Ducat (as defined under the Regulations) pursuant to a Registration Statement, (iii) such share of Pledged Stock is eligible for resale without restriction pursuant to Rule 144(k) of the Regulations or any similar rule or regulation hereafter adopted by the SEC or (iv) such share of Pledged Stock ceases to be outstanding.

                  "Registration Statement" means any registration statement of Liggett-Ducat under the Securities Act that covers any of the Registrable Securities, including the

                  Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement and all material deemed part of such registration statement by Rule 430A of the Regulations.

                  "Regulations" means the regulations of the SEC under the Securities Act.

                  "Rule 415" means Rule 415 of the Regulations or any similar rule or regulation hereafter adopted by the SEC.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shelf Registration" has the meaning set forth in Section 2.2.

                  "Underwritten registration" or "underwritten offering" means a registration in which securities of Liggett-Ducat are sold to one or more underwriters or group or a syndicate of underwriters for offering to the public.

                  II. B. Usage. This Appendix contemplates the filing of registration statements under the Securities Act involving various offers and sales of securities. In connection with such registration statements, there may be identified therein one or more underwriters through which securities are to be offered pursuant to either a "firm commitment" or "best-efforts" arrangement, and, in the case where there is more than one underwriter, one or more of the underwriters may be designated as the "manager" or "representative" or the "co-managers" or "representatives" of the several underwriters. Accordingly, all references herein to an "underwriter" or the "underwriters" are intended to refer to a "principal underwriter" (as defined in Rule 405 of the Regulations) and to provide for those transactions in which securities may be offered by or through one or more underwriters, and not to imply that any of the transactions contemplated hereby is conditioned in any manner whatsoever on the participation therein by one or more underwriters on behalf of any party.

                  II. C. Joint Nature of Covenants; Representations; Etc. In each instance in this Appendix in which a representation and warranty or a covenant or other agreement is made by "Liggett-Ducat" (i) such representation and warranty shall be deemed to have been made jointly and severally by the Pledgor and Liggett-Ducat and (ii) the Pledgor shall be deemed to have agreed to cause Liggett-Ducat to comply with such covenant or other agreement, as the case may be.

                                      III.
           REGISTRATION OF REGISTRABLE SECURITIES UNDER SECURITIES ACT

                  III. A. Required Registration of Registrable Securities. Upon the occurrence of an "Event of Default" under the Indenture (as such term is defined in the Indenture) (the date of such event being referred to herein as the "Effective Date"), Pledgor shall cause Liggett-Ducat to use its reasonable best efforts to register the Registrable Securities upon the terms, and subject to the limitations and conditions, hereinafter set forth; provided, however, that the Effective Date shall be suspended during any period in which any Appraisal is being conducted.

                  III. B. Shelf Registration. Within sixty (60) days following the Effective Date, Liggett-Ducat shall prepare and file with the SEC a Registration Statement for an offering to be made by the Pledgor on a continuous basis under Rule 415 covering all the Registrable Securities (the "Shelf Registration"). The Shelf Registration shall be on an appropriate form permitting registration of all Registrable Securities for resale by the Pledgor in the manner reasonably designated by the Pledgor. Liggett-Ducat shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act within ninety (90) days following the date of filing of the Registration Statement with the SEC and to keep the Shelf Registration continuously effective and the Prospectus current under the Securities Act during the period (the "Effectiveness Period") ending on the earliest date on which (x) the Registration Statement has been effective for an aggregate of two
(2) years, (y) all Registrable Securities have been sold other than to the Pledgor, or (z) in the opinion of Milbank, Tweed, Hadley & McCloy or other nationally recognized counsel to Liggett-Ducat reasonably acceptable to the Requisite Holders, which opinion shall be reasonably satisfactory in form, scope and substance to the Requisite Holders, registration of the Registrable Securities is no longer required under the Securities Act for the Pledgor to sell all remaining Registrable Securities in the open market without limitations as to volume or manner of sale and without being required to file any forms or reports with the SEC under the Securities Act or the Regulations other than a notice of sale under Rule 144 under the Regulations; provided, however, that the Effectiveness Period shall be suspended during any period in which any Appraisal is being conducted. No holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Appendix unless and until such holder furnishes to Liggett-Ducat in writing such information as Liggett-Ducat may reasonably request.

                  Subject to Section 2.3.1(q), Liggett-Ducat shall promptly supplement and amend the Registration Statement and the Prospectus (i) if required by the Regulations or the instructions applicable to the registration form used for the Shelf Registration, (ii) if required by the Securities Act or the Regulations, (iii) if required to prevent the Registration Statement or the Prospectus from containing any material misstatement or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) if reasonably requested by the Pledgor.

             III. C. Registration Procedures.

                  III. C. 1. Shelf Registration. In connection with a Shelf Registration, Liggett-Ducat shall use its reasonable best efforts to effect such registration to permit the sale of Registrable Securities in accordance with the method or methods of disposition reasonably intended by the Pledgor, and pursuant thereto Liggett-Ducat shall:

                  a. FILING OF REGISTRATION STATEMENT. Before filing any Registration Statement or Prospectus or any amendments or supplements thereto, furnish to and afford the Pledgor, and the managing underwriters, if any, a reasonable opportunity to review and, if they desire, comment on all such documents (including any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed.

                  b. COMPLIANCE WITH LAW. Comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement as amended or by such Prospectus as supplemented.

                  c. NOTICE. Notify the Pledgor, and the managing underwriters, if any, promptly, and confirm such notice in writing (i) when a Registration Statement and an amendment thereto or a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that the Pledgor may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, the initiation of any proceedings for that purpose or any other communication between the SEC and Liggett-Ducat or their representatives related to a Shelf Registration, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities, the representations and warranties of Liggett-Ducat contained in any agreement (including any underwriting agreement) contemplated by
         Section 2.3.1(m) cease to be true and correct, (iv) of the receipt by Liggett-Ducat of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of Liggett-Ducat's determination that a post-effective amendment to a Registration Statement would be necessary or advisable under applicable law.

                  d. PREVENT SUSPENSION OF EFFECTIVENESS. Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for offers or sales in any jurisdiction, and, if any such order is issued, use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                  e. UNDERWRITTEN OFFERING. If the Registrable Securities are to be sold in an underwritten offering, (i) as promptly as is reasonably practicable incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as is required by the Securities Act, Regulation S-K of the Regulations, the Regulations and instructions applicable to the registration form used for such Registration Statement to be disclosed concerning, among other things, the terms of the underwritten offering, the underwriters, and the plan of distribution and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable.

                  f. COPIES OF FILINGS. Furnish to the Pledgor upon request, and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                  g. DELIVERY OF PROSPECTUS. Deliver to the Pledgor, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Preliminary Prospectus) and each amendment or supplement thereto and any documents incorporated or deemed to be incorporated by reference therein as such Persons may reasonably request; and Liggett-Ducat hereby consents to the use of each such Prospectus and Preliminary Prospectus and each amendment or supplement thereto by the Pledgor, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto in the manner set forth in the relevant Registration Statement.

                  h. BLUE SKY LAWS. Use its reasonable best efforts to register or qualify, and to cooperate with the Pledgor, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Pledgor or the managing underwriters, if any, reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement in the manner set forth in such Registration Statement; PROVIDED, HOWEVER, that Liggett-Ducat shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) subject itself to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in a material amount in any such jurisdiction.

                  i. CERTIFICATES. Cooperate with the Pledgor and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or the Pledgor may reasonably request.

                  j. GOVERNMENTAL AGENCIES. Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other domestic or foreign governmental agencies, or authorities as may be necessary to enable the Pledgor, or the underwriters, if any, to consummate the disposition of such Registrable Securities in the manner set forth in such Registration Statement, except as may be required solely as a consequence of the nature of the Pledgor's business, in which case Liggett-Ducat will cooperate in all reasonable respects with the filing of such Registration Statements and the granting of such approvals.

                  k. AMENDMENTS AND SUPPLEMENTS. Subject to Sections 2.3.1(a) and 2.3.1(q), upon the occurrence of any event contemplated by Section 2.3.1(c)(v) or 2.3.1(c)(vi), as promptly as practicable prepare and file with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, the Registration Statement and such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  l. LISTING ON SECURITIES EXCHANGES. Use its reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be (i) listed on a national securities exchange or (ii) authorized to be quoted on the NASDAQ Stock Market or the NASDAQ National Market.

                  m. UNDERWRITING AGREEMENT. In connection with an underwritten offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement in customary form for underwritten offerings made by selling security holders on the registration form utilized for the relevant Registration Statement and take such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration and the disposition of such Registrable Securities, and in such connection,
         (i) make such representations and warranties to the underwriters with respect to the business of Liggett-Ducat and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein in each case as are customarily made by comparable issuers to underwriters in underwritten offerings made by selling security holders, and confirm the same if and when requested; (ii) obtain opinions of counsel to Liggett-Ducat and updates thereof (which counsel and opinions shall be reasonably satisfactory to the managing underwriters and the Pledgor), addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings by selling security holders; (iii) obtain "cold comfort" letters and updates thereof (which letters and updates shall be reasonably satisfactory to the managing underwriters and the Pledgor) from the independent certified public accountants of Liggett-Ducat (and, if necessary, any other independent certified public accountants of any subsidiary of Liggett-Ducat or of any business acquired by Liggett-Ducat for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters and the holders of Registrable Securities included in such underwritten offering (to the extent such accountants are permitted under applicable law and accounting literature so to address "cold comfort" letters), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings by selling security holders; and (iv) if an underwriting agreement is entered into, undertake such indemnification and contribution provisions and procedures as are customarily undertaken in such agreements. The above shall be done in connection with each closing under such underwriting agreement, or as and to the extent required thereunder.

                  n. FINANCIAL RECORDS, ETC.. Make available for inspection by the Pledgor, any underwriter participating in any such disposition of Registrable Securities, and any attorney, accountant or other agent retained by the Pledgor or underwriter (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of Liggett-Ducat and its subsidiaries (collectively, the "RECORDS") as shall be necessary or advisable to enable them to exercise their due diligence responsibilities, and cause the officers, directors and employees of Liggett-Ducat and its subsidiaries to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement. Records which Liggett-Ducat determines, in good faith, to be confidential and as to which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Except as contemplated hereby, and subject to applicable law, the Pledgor agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of Liggett-Ducat or its affiliates unless and until such information is made generally available to the public. The Pledgor shall not be prohibited from engaging in market transactions if such information is not material, to the extent permitted by applicable law. The Pledgor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to Liggett-Ducat and allow Liggett-Ducat at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  o. EARNINGS STATEMENTS. Comply with all applicable rules and regulations of the SEC relating to the Shelf Registration and make generally available earnings statements satisfying the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of Liggett-Ducat after the effective date of a Registration Statement which statements shall cover such 12-month periods.

                  p. NASD. Cooperate with each holder of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                  q. POSTPONEMENT OR SUSPENSION OF SHELF REGISTRATION. Notwithstanding anything contained in this Section 2, Liggett-Ducat may postpone, for a period of not in excess of 60 days in the aggregate in any twelve month period, taking any action with respect to or suspend the Shelf Registration if, in the good faith opinion of Liggett-Ducat's board of directors, effecting or continuing the Shelf Registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require Liggett-Ducat to make public disclosure of information the public disclosure of which would have a material adverse effect upon Liggett-Ducat.

                  r. DELIVERY OF OPINION. Upon the filing of any Registration Statement, deliver to the Holders an opinion or opinions of outside counsel to Liggett-Ducat (which counsel shall be reasonably satisfactory to the Requisite Holders) to the effect that nothing has come to the attention of such counsel that causes such counsel to believe that such Registration Statement contains, as of its effective date, any untrue statement of a material fact necessary to make the statements therein not misleading, it being understood that any such opinion may contain customary limitations thereof.

                  s. FURTHER ASSURANCES. Use its reasonable best efforts to take all other steps necessary or advisable, requested by the Pledgor, to effect the registration and distribution of the Registrable Securities covered by the Registration Statement contemplated hereby.

                  III. C. 2. Pledgor Covenants. The Pledgor agrees by acceptance of the Registrable Securities that:

                  (a) upon receipt of any notice from Liggett-Ducat of the happening of any event of the kind described in clause (ii), (iv), (v) or (vi) of Section 2.3.1(c), the Pledgor shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until the Pledgor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.3.1(k), or until it is advised in writing by Liggett-Ducat that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto;

                  (b) the Pledgor shall promptly furnish to Liggett-Ducat in writing, upon Liggett-Ducat's reasonable request, any and all information as to the Pledgor and its plan of distribution as may be necessary to comply with the provisions of the Securities Act, the Regulations, the Exchange Act and with the rules and regulations of the SEC thereunder in connection with the preparation and filing of any Registration Statement pursuant hereto, or any amendment or supplement thereto, or any Preliminary Prospectus or Prospectus included therein; and

                  (c) all information to be furnished to Liggett-Ducat by or on behalf of the Pledgor expressly for use in connection with the preparation of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, will not include any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  III. D. Qualifications to Registration Obligations. Notwithstanding anything in this Appendix to the contrary, if a Registration Statement does not become effective after Liggett-Ducat has filed it solely by reason of a written request not to proceed made by the Collateral Agent, acting at the direction of the Requisite Holders, the Pledgor's obligation to cause Liggett-Ducat to file such Registration Statement and attempt to cause it to become effective shall be deemed completely satisfied and discharged to the extent of such request.

                                      IV.
                              REGISTRATION EXPENSES

         All reasonable fees and expenses incident to the performance of or compliance with this Appendix by Liggett-Ducat shall be borne by Liggett-Ducat, whether or not a Shelf Registration is filed or becomes effective, including (i) all registration and filing fees (including (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel for Liggett-Ducat or the underwriters, or both, in connection with Blue Sky qualifications of the Registrable Securities)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities, printing and distributing Prospectuses, Preliminary Prospectuses and amendments or supplements thereto, the Registration Statement and amendments thereto, and printing or preparing any underwriting agreement, agreement among underwriters and related syndicate or selling group agreements, pricing agreements and Blue Sky memoranda), (iii) fees and disbursements of counsel for Liggett-Ducat, (iv) fees and disbursements of all independent certified public accountants for Liggett-Ducat (including the expenses of any "cold comfort" letters required by or incident to such performance), (v) Securities Act liability insurance, if Liggett-Ducat so desires such insurance, (vi) internal expenses of Liggett-Ducat (including all salaries and expenses of officers and employees of Liggett-Ducat performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the securities to be registered and any national securities exchange or quoted on the NASDAQ Stock Market or the NASDAQ National Market pursuant to section 2.3.1(1), and (viii) the fees and expenses of any Person, including special experts, retained by Liggett-Ducat in its sole discretion.

                  The Pledgor shall pay (i) all underwriting discounts and commissions or broker's commissions incurred in connection with the sale or other disposition of Registrable Securities for or on behalf of the Pledgor's account and (ii) all fees and disbursements of legal counsel for the Pledgor or any underwriter. or the Collateral Agent.

                                       V.
                                 INDEMNIFICATION

                  V. A. Indemnification by Liggett-Ducat. Liggett-Ducat shall indemnify and hold harmless, to the fullest extent permitted by law, the Pledgor and the Collateral Agent and their respective affiliates and their respective shareholders, partners, officers, directors, agents and employees, each Person who controls the Pledgor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the shareholders, partners, officers, directors, agents and employees of each such controlling person, (individually, an "Indemnified Person") from and against any and all losses, claims, damages, liabilities, costs (including costs of investigating, preparing to defend, defending and appearing as a third-party witness and attorneys' fees and disbursements reasonably incurred) and expenses including any amounts paid in respect of any settlements (collectively, "Losses"), without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplements thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except (i), in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to Liggett-Ducat by such Indemnified Person (or the person controlling such Indemnified Person) expressly for use therein, (ii) to the extent such Losses result from the failure of any Pledgor or any underwriter in an underwritten offering to provide to any person purchasing Registrable Securities from it any supplement to a Prospectus provided by Liggett-Ducat pursuant to Section 2.3.1(g), or (iii) to the extent such Losses result from the sale of Registrable Securities by the Pledgor or underwriter in an underwritten offering (a) under a Registration Statement or
(b) using any Prospectus, other than a Registration Statement or a Prospectus, as the case may be, amended or supplemented by Liggett-Ducat pursuant to Section 2.3.1(k) and provided to the Pledgor or such underwriter pursuant to Section 2.3.1(g), after Liggett-Ducat shall have notified the Pledgor or such underwriter in an underwritten offering in writing of any event contemplated by
Section 2.3.1.(c)(v) or 2.3.1(c)(vi) pursuant to Section 2.3.1(c).

                  V. B. Indemnification by Pledgor. In connection with any Registration Statement in which the Pledgor is participating, the Pledgor shall indemnify and hold harmless, to the fullest extent permitted by law, Liggett-Ducat and the Collateral Agent and their respective shareholders, directors, officers, agents and employees, each Person who controls Liggett-Ducat (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the shareholders, directors, officers, agents or employees of such controlling person, from and against, any and all Losses, joint or several, without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplement thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereon, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact necessary to make the statements therein, in the light of the circumstances under the statements therein, in the light of the circumstances under which they were made, not misleading; in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to Liggett-Ducat by the Pledgor expressly for use therein by notice referring to this Section 4.2.

                  V. C. Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity or contribution hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party or parties from which such indemnity or contribution is sought (the "indemnifying parties") of the commencement of any action or proceeding (including any governmental investigation) (collectively "Proceedings" and individually a "Proceeding") with respect to which such indemnification or contribution is sought pursuant hereto; provided, however, that the failure so to notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been actually prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such Proceeding; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the indemnifying party or parties agree to pay such fees and expenses; or (ii) the indemnifying parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such indemnified party or parties; or (iii) counsel for the indemnified party (which counsel shall be reasonably satisfactory to the indemnifying party) determines that one counsel may not properly represent both the indemnifying party and such indemnified party in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and the fees and expenses of counsel retained by the indemnified party or parties shall be at the expense of the indemnifying parties, it being understood, however, that the indemnifying parties shall not, in connection with any one such Proceeding, arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. Whether or not such defense is assumed-by the indemnifying parties, such indemnifying parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent each indemnifying party jointly and severally agrees, subject to the exception and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any Losses by reason of such settlement.

                  V. D. Contribution. If the indemnification provided for in this Article 4 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect to which this Article 4 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the applicable indemnification provided for in Section 4.1 or 4.2 were available to such party.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  V. E. Remedies Cumulative. The indemnity, contribution and expense reimbursement obligations under this Article 4 shall be in addition to any liability that each indemnifying person may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party. Notwithstanding anything in this Appendix to the contrary, an indemnified party-shall not be entitled to receive duplicate indemnification or contribution for the same Losses (except to the extent they are incurred more than once).

                                      VI.
                            UNDERWRITTEN REGISTRATION

         If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Pledgor with the consent of Liggett-Ducat (not to be unreasonably withheld or delayed).

                                    ANNEX 1

(BEING AN INTEGRAL PART OF THE PLEDGE AGREEMENT, DATED AS OF JANUARY 30, 1998, EXECUTED BY BROOKE (OVERSEAS) LTD. IN FAVOR OF BANKERS TRUST COMPANY, AS COLLATERAL AGENT)


                                 PLEDGED STOCK




DESCRIPTION                                                  VALUE

112,160 ordinary registered shares                           112,160,000 Roubles
(Certificate No. 1139)






----------------------

(1)  THE VALUE OF THE PLEDGED SHARES SET FORTH IN THIS ANNEX IS THE AMOUNT
     WHICH HAS BEEN AGREED BY THE PLEDGEE AND THE PLEDGOR AT THE MOMENT OF SIGNATURE OF THE PRESENT CONTRACT. THE VALUE OF THE PLEDGED SHARES AT THE MOMENT OF THE EXERCISE OF THE RIGHTS OF THE PLEDGEE SHALL BE EQUAL TO THE PRICE OF SUCH SHARES RECEIVED BY THE PLEDGEE AFTER THE SALE OR REALIZATION BY OTHER MEANS OF THE PLEDGED SHARES, TAKING INTO ACCOUNT THE LOCATION AND CONDITION OF THE ASSETS OF THE PLEDGOR AT THE MOMENT OF THE EXERCISE OF THE RIGHTS OF THE PLEDGEE.

                                     ANNEX 2

(BEING AN INTEGRAL PART OF THE PLEDGE AGREEMENT, DATED AS OF JANUARY 30, 1998, EXECUTED BY BROOKE (OVERSEAS) LTD. IN FAVOR OF BANKERS TRUST COMPANY, AS COLLATERAL AGENT)

                            FORM OF NOTICE OF PLEDGE


From:             Brooke (Overseas) Ltd.

To:               Joint Stock Company Liggett-Ducat Limited

Copy to:          Bankers Trust Company, as Collateral Agent

                               PLEDGE INSTRUCTION

------------------------------                   -------------------------------
Registrar's service notes                        Registrar's service notes

--------------------------------------------------------------------------------

    We hereby request you to make in the Register a record of the following:

--------------------------------------------------------------------------------

-----------------                                          ---------------------
arising of pledge                                          termination of pledge
-----------------                                          ---------------------



Type of pledge:

---------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Full name of Issuer:
                    ------------------------------------

--------------------------------------------------------------------------------
Type of category of securities:


---------------------------------------------------------

---------------------------------------------------------
State registration number of the issue:
                                        ---------------------------------------
number of securities:
                      -----------------------------------------------------

                                                   (to be filed in handwriting)
---------------------------------------------------


THE ENTRY MADE IN THE REGISTER IS BASED ON THE FOLLOWING DOCUMENT:
name and details of the document:
                                  ---------------------------------------------

------------------------------------------------------------


-------------------------------------------------------------------------------



                                    -xviii-

-------------------------------------------------------------------------------
                                     PLEDGOR
-------------------------------------------------------------------------------


                                                       -------------------------
                                                                       number of
                                                                personal account
                                                       -------------------------
Full name:





Certifying document:



----------------            ---------------------  ----------------------------
No. of document:            Series:                Date of issue (registration):



-------------------------------------------------------------------------------
Body which has issued (or registered) the document:



-------------------------------------------------------------------------------
                                    PLEDGEE

--------------------------------------------------------------------------------
Full name:





Certifying document:



----------------          -----------------------  ----------------------------
No. of document:          Series:                  Date of issue (registration):



-------------------------------------------------------------------------------
Body which has issued (or registered) the document:




-------------------------------------------------------------------------------
the certificates are held by:      / / the pledgor       / / the pledgee


the person entitled to benefit
is:                                / / pledgor           / / the pledgee


the right to use is vested in:     / / the pledgor       / / pledgee


Conditions of use:
                  ---------------------------------------------------


-------------------------------------------------------------------------------
                            AUTHORIZED REPRESENTATIVE
-------------------------------------------------------------------------------
Full name:





Certifying document:


----------------               ------------------  -----------------------------
No. of document:               Series:             Date of issue (registration):


Body which has issued (or registered) the document:


--------------------------------------------------------------------------------

Signature of pledgor or its authorized    Signature of pledgee or its authorized
         representative                                representative

              Seal                                          Seal

                                     ANNEX 3

(BEING AN INTEGRAL PART OF THE PLEDGE AGREEMENT, DATED AS OF JANUARY 30, 1998, EXECUTED BY BROOKE (OVERSEAS) LTD. IN FAVOR OF BANKERS TRUST COMPANY, AS COLLATERAL AGENT)


                        FORM OF ACKNOWLEDGEMENT OF PLEDGE


From:             Joint Stock Company Liggett-Ducat Limited

To:               Bankers Trust Company, as Collateral Agent


                                                                January 30, 1998


Dear Sirs,

We acknowledge receipt of a notice of pledge dated January 30, 1998 from Brooke (Overseas) Ltd. and confirm that the notice is adequate notice of a Pledge Agreement, dated as of January 30, 1998, (the "PLEDGE AGREEMENT") and we further acknowledge the rights of Bankers Trust Company, as Collateral Agent, as pledgeholder in respect of 112,160 of Pledgor's shares in Joint Stock Company Liggett-Ducat Limited.

We confirm that:

         (a) the issuance of Joint Stock Company Liggett-Ducat Limited shares has been registered in accordance with applicable laws and pursuant an executed request in substantially the form set forth in Annex 2 of the Pledge Agreement; and

         (b) the pledge in favor of the Collateral Agent has been noted in the share register of Joint Stock Company Liggett-Ducat Limited.

Yours faithfully,



-------------------------
For and on behalf of
Joint Stock Company Liggett-Ducat Limited